UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2005

MACROMEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	00-22688	94-3155026
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Townsend Street
San Francisco, California 94103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 832-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 24, 2005, Macromedia, Inc. (“Macromedia”) held a special meeting of its stockholders in connection with its planned merger with Adobe Systems Incorporated (“Adobe”). At the special meeting, the stockholders approved the following proposal:

•                  the adoption of the Agreement and Plan of Merger and Reorganization, dated as of April 17, 2005, among Adobe, Avner Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Adobe, and Macromedia (the “Merger Agreement”).

Adobe and Macromedia anticipate that the transaction will close in Fall 2005, subject to appropriate regulatory approvals and the satisfaction of other closing conditions.  A copy of the joint press release issued by Adobe and Macromedia on August 24, 2005 announcing the results of their respective special meetings is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

This Form 8-K contains a “forward-looking” statement relating to the completion of the merger contemplated by the Merger Agreement. This forward-looking statement is subject to risks and uncertainties that could delay or prevent the completion of the merger, including the satisfaction of the closing conditions set forth in the Merger Agreement.  Macromedia does not undertake any obligation to update forward-looking statements.

Additional Information and Where to Find It

Adobe Systems Incorporated has filed a registration statement on Form S-4, and Adobe and Macromedia, Inc. have filed a related joint proxy statement/prospectus, in connection with the merger transaction involving Adobe and Macromedia. Investors and security holders are urged to read the registration statement on Form S-4 and the related joint proxy/prospectus because they contain important information about the merger transaction. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Adobe by contacting Adobe Investor Relations at 408-536-4416. Investors and security holders may obtain free copies of the documents filed with the SEC by Macromedia by contacting Macromedia Investor Relations at 415-832-5995.

Adobe, Macromedia and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Adobe and Macromedia in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction is included in the joint proxy statement/prospectus of Adobe and Macromedia described above. Additional information regarding the directors and executive officers of Adobe is also included in Adobe’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2005. Additional information regarding the directors and executive officers of Macromedia is also included in Macromedia’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on June 20, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Adobe and Macromedia as described above.

Item 9.01. Financial Statements and Exhibits.

(c)            Exhibits

99.1                           Joint Press Release of Adobe Systems Incorporated and Macromedia, Inc., issued on August 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROMEDIA, INC.

Date: August 24, 2005	By:	/s/ ELIZABETH A. NELSON
Elizabeth A. Nelson
Executive Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release of Adobe Systems Incorporated and Macromedia, Inc., issued on August 24, 2005.